Columbia Connecticut Intermediate Municipal Bond Fund

On July 22, 2005, Columbia Connecticut Municipal Bond Fund (Fund) purchased 1,236,000 par value of common stock notes of State of Connecticut Health and Education Facilities Authority (Securities) for a total purchase price of $1,313,250.00 from UBS pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:UBS Financial Services, Advest, Inc.

On July 22, 2005, Columbia Connecticut Municipal Bond Fund (Fund) purchased 824,000 par value of common stock notes of State of Connecticut Health and Education Facilities Authority (Securities) for a total purchase price of $875,500.00 from First Clearing pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:UBS Financial Services, Advest, Inc.

On August 4, 2005, Columbia Connecticut Municipal Bond Fund (Fund) purchased 440,000 par value of common stock notes of Connecticut State Housing Financial Authority (Securities) for a total purchase price of $440,000.00 from Citigroup Global Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS Financial Services, Inc.; Citigroup; Goldman, Sachs & Co.; Advest, Inc.; M.R. Beal & Company; Bear, Stearns & Co., Inc.; RBC Dain Rauscher Inc.; A.G. Edwards & Sons Inc.; Loop Capital Markets, LLC; Merrill Lynch & Co.; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Roosevelt & Cross, Inc.; Wachovia Bank, National Association.


On August 4, 2005, Columbia Connecticut Municipal Bond Fund (Fund) purchased 1,100,000 par value of common stock notes of Connecticut State Housing Financial Authority (Securities) for a total purchase price of $1,100,000.00 from UBS pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:UBS Financial
Services, Inc.; Citigroup; Goldman, Sachs & Co.; Advest, Inc.; M.R. Beal & Company; Bear, Stearns & Co., Inc.; RBC Dain Rauscher Inc.; A.G. Edwards & Sons Inc.; Loop Capital Markets, LLC; Merrill Lynch & Co.; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Roosevelt & Cross, Inc.; Wachovia Bank, National Association.


On August 4, 2005, Columbia Connecticut Municipal Bond Fund (Fund) purchased 220,000 par value of common stock notes of Connecticut State Housing Financial Authority (Securities) for a total purchase price of $220,000.00 from RBC Dain Rauscher Inc. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS Financial Services, Inc.; Citigroup; Goldman, Sachs & Co.; Advest, Inc.; M.R. Beal & Company; Bear, Stearns & Co., Inc.; RBC Dain Rauscher Inc.; A.G. Edwards & Sons Inc.; Loop Capital Markets, LLC; Merrill Lynch & Co.; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Roosevelt & Cross, Inc.; Wachovia Bank, National Association.



On August 4, 2005, Columbia Connecticut Municipal Bond Fund (Fund) purchased 220,000 par value of common stock notes of Connecticut State Housing Financial Authority (Securities) for a total purchase price of $220,000.00 from Edward AG Sons pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS Financial Services, Inc.; Citigroup; Goldman, Sachs & Co.; Advest, Inc.; M.R. Beal & Company; Bear, Stearns & Co., Inc.; RBC Dain Rauscher Inc.; A.G. Edwards & Sons Inc.; Loop Capital Markets, LLC; Merrill Lynch & Co.; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Roosevelt & Cross, Inc.; Wachovia Bank, National Association.



On August 4, 2005, Columbia Connecticut Municipal Bond Fund (Fund) purchased 220,000 par value of common stock notes of Connecticut State Housing Financial Authority (Securities) for a total purchase price of $220,000.00 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS Financial Services, Inc.; Citigroup; Goldman, Sachs & Co.; Advest, Inc.; M.R. Beal & Company; Bear, Stearns & Co., Inc.; RBC Dain Rauscher Inc.; A.G. Edwards & Sons Inc.; Loop Capital Markets, LLC; Merrill Lynch & Co.; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Roosevelt & Cross, Inc.; Wachovia Bank, National Association.



Columbia Florida Intermediate Municipal Bond Fund
On September 15, 2005, Columbia Florida Intermediate Municipal Bond Fund (Fund) purchased 240,000 par value of common stock notes of Miami Dade County - Jackson Health (Securities) for a total purchase price of $257,892.00 from Morgan Keegan & Co., Inc. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan; Estrada Hinojosa & Company, Inc.; Jackson Securities; Morgan Keegan & Company, Inc.; Guzman & Company; Loop Capital Markets, LLC; M.R. Beal & Company; Ramirez & Co, Inc.; Raymond James & Associates, Inc.; Siebert Brandford Shank & Co., LLC; Merrill Lynch & Co.


On September 15, 2005, Columbia Florida Intermediate Municipal Bond Fund (Fund) purchased 200,000 par value of common stock notes of Miami Dade County - Jackson Health (Securities) for a total purchase price of $214,910.00 from Jackson SEcurities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:JP Morgan; Estrada Hinojosa & Company, Inc.; Jackson Securities; Morgan Keegan & Company, Inc.; Guzman & Company; Loop Capital Markets, LLC; M.R. Beal & Company; Ramirez & Co, Inc.; Raymond James & Associates, Inc.; Siebert Brandford Shank & Co., LLC; Merrill Lynch & Co.


On September 15, 2005, Columbia Florida Intermediate Municipal Bond Fund (Fund) purchased 200,000 par value of common stock notes of Miami Dade County - Jackson Health (Securities) for a total purchase price of $214,910.00 from ADP Clearing + Outsourcing Services, Inc. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan; Estrada Hinojosa & Company, Inc.; Jackson Securities; Morgan Keegan & Company, Inc.; Guzman & Company; Loop Capital Markets, LLC; M.R. Beal & Company; Ramirez & Co, Inc.; Raymond James & Associates, Inc.; Siebert Brandford Shank & Co., LLC; Merrill Lynch & Co.

On September 15, 2005, Columbia Florida Intermediate Municipal Bond Fund (Fund) purchased 900,000 par value of common stock notes of Miami Dade County - Jackson Health (Securities) for a total purchase price of $967,095.00 from Morgan Keegan & Co., Inc. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan; Estrada Hinojosa & Company, Inc.; Jackson Securities; Morgan Keegan & Company, Inc.; Guzman & Company; Loop Capital Markets, LLC; M.R. Beal & Company; Ramirez & Co, Inc.; Raymond James & Associates, Inc.; Siebert Brandford Shank & Co., LLC; Merrill Lynch & Co.

On September 15, 2005, Columbia Florida Intermediate Municipal Bond Fund (Fund) purchased 260,000 par value of common stock notes of Miami Dade County - Jackson Health (Securities) for a total purchase price of $279,383.00 from Raymond James and Associates, Inc. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan; Estrada Hinojosa & Company, Inc.; Jackson Securities; Morgan Keegan & Company, Inc.; Guzman & Company; Loop Capital Markets, LLC; M.R. Beal & Company; Ramirez & Co, Inc.; Raymond James & Associates, Inc.; Siebert Brandford Shank & Co., LLC; Merrill Lynch & Co.

On September 15, 2005, Columbia Florida Intermediate Municipal Bond Fund (Fund) purchased 200,000 par value of common stock notes of Miami Dade County - Jackson Health (Securities) for a total purchase price of $214,910.00 from National Financial Services Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:JP Morgan; Estrada Hinojosa & Company, Inc.; Jackson Securities; Morgan Keegan & Company, Inc.; Guzman & Company; Loop Capital Markets, LLC; M.R. Beal & Company; Ramirez & Co, Inc.; Raymond James & Associates, Inc.; Siebert Brandford Shank & Co., LLC; Merrill Lynch & Co.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate Tax Exempt Fund (Fund)

On June 29, 2005, Columbia Intermediate Tax-Exempt Fund (Fund) purchased 5,000,000 par value of bonds of CAL - LA Unified School District (Securities) for a total purchase price of $5,879,500.00 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; JP Morgan; Loop Capital Markets, LLC; Seibert Brandford Shand & Co. LLC.